CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                  By and Among

                         WALLSTREET RACING STABLES, INC.

                                      d/b/a

                           PIPELINE TECHNOLOGIES, INC.

                                       and

                               GLOBAL ASSETS FUND



Dated as of October 13,  2000

                                TABLE OF CONTENTS

                                                                           Page

ARTICLE I         CERTAIN DEFINITIONS.....................................  1

     Section 1.1.    Certain Definitions..................................  1

ARTICLE II        PURCHASE OF SHARES......................................  3

     Section 2.1.    Purchase of Shares; Closing..........................  3

ARTICLE III       REPRESENTATIONS AND WARRANTIES..........................  3

     Section 3.1.    Representations and Warranties of the Company........  3
     Section 3.2.    Representations and Warranties of the Purchaser......  7

ARTICLE IV        OTHER AGREEMENTS OF THE PARTIES.........................  9

     Section 4.1.    Transfer Restrictions................................  9
     Section 4.2.    Stop Transfer Instruction............................ 10
     Section 4.3.    Furnishing of Information............................ 10
     Section 4.4.    Notice of Certain Events............................. 10
     Section 4.5.    Copies and Use of Disclosure Materials............... 11
     Section 4.6.    Modification to Disclosure Materials................. 11
     Section 4.7.    Blue Sky Laws........................................ 11
     Section 4.8.    Integration.......................................... 11
     Section 4.9.    Furnishing of Rule 144A Materials.................... 12
     Section 4.10.   Solicitation Materials............................... 12
     Section 4.11    Subsequent Financial Statements...................... 12
     Section 4.12.   Right of First Refusal............................... 12
     Section 4.13.   Listing of Underlying Shares ........................ 13
     Section 4.14    Conversion Procedures................................ 13
     Section 4.15    No Short Selling .................................... 13

ARTICLE V         CONDITIONS PRECEDENT TO CLOSING......................... 14

     Section 5.1.    Conditions Precedent to Obligations of the Purchaser. 14
     Section 5.2.    Conditions Precedent to Obligations of the Company... 15


ARTICLE VI        TERMINATION............................................. 16

     Section 6.1.    Termination by Mutual Consent........................ 16
     Section 6.2.    Termination by the Company or the Purchaser.......... 16
     Section 6.3.    Termination by the Company........................... 16
     Section 6.4.    Termination by the Purchaser......................... 16

ARTICLE VII       MISCELLANEOUS........................................... 17

     Section 7.1.    Fees and Expenses.................................... 17
     Section 7.2.    Entire Agreement; Amendments......................... 18
     Section 7.3.    Notices.............................................. 18
     Section 7.4.    Amendments; Waivers.................................. 18
     Section 7.5.    Headings............................................. 19
     Section 7.6.    Successors and Assigns............................... 19
     Section 7.7.    No Third Party Beneficiaries......................... 19
     Section 7.8.    Governing Law........................................ 19
     Section 7.9.    Survival............................................. 19
     Section 7.10    Counterpart Signatures............................... 19
     Section 7.11.   Publicity............................................ 19
     Section 7.12    Severability......................................... 20
     Section 7.13.   Remedies............................................. 20


Exhibit A            Certificate of Designation
Exhibit B            Registration Rights Agreement
Exhibit C            Form of Opinion of Overton, Babiarz & Associate, P.C.
Exhibit D            Conversion Procedures
Exhibit E            Certificate of Officers of Wallstreet Racing Stables, Inc.

Schedule 3.1(a)      Subsidiaries
Schedule 3.1(c)      Capitalization
Schedule 3.1(f)      Required Consents and Approvals
Schedule 3.1(g)      Litigation

     CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT, dated as of October 13, 2000 (this "Agreement"), by and among Wallstreet Racing Stables, Inc., a Colorado, a corporation (the "Company"), and Global Asset Fund,(the "Purchaser").

     WHEREAS, the Company desires to issue and sell to the Purchaser and the Purchaser desires to acquire shares of the Company's Series A Convertible Preferred Stock, no par value per share (the "Preferred Stock").

     IN CONSIDERATION of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

Section 1.1 Certain Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

     "Affiliate" means, with respect to any Person, any Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of Colorado are authorized or required by law or other government actions to close.

     "Closing" shall have the meaning set forth in Section 2.1(b).

     "Closing Date" shall have the meaning set forth in Section 2.1(b).

     "Certificate of Designation" shall have the meaning set forth in Section 2.1(a).

     "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder as in effect on the date hereof.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the Company's common stock, par value [$. 001] per share.

     "Disclosure Materials" means, collectively, the SEC Documents, the disclosure package delivered to the Purchaser in connection with the offering by the Company of the Shares and the Schedules to this Agreement furnished by or on behalf of the Company pursuant to Section 3.1.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Lien" means, with respect to any asset, any mortgage, lien, pledge, encumbrance, charge or security interest of any kind in or on such asset or the revenues or income thereon or therefrom.

     "Material  Adverse  Effect"  shall  have the  meaning  set forth in Section
3.1(a).

     "NASD" means the National Association of Securities Dealers, Inc.

     "Per  Share  Consideration"  shall  have the  meaning  set forth in Section
2.1(a).

     "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     "Preferred Stock" shall have the meaning set forth in the recitals hereto.

     "Purchase Price" shall have the meaning set forth in Section 2.1(a).

     "Registration Rights Agreement" means the registration rights agreement, substantially in the form of Exhibit B, as the same may be amended, supplemented or otherwise modified in accordance with its terms.

     "Required Approvals" shall have the meaning set forth in Section 3.1(f).

     "SEC Documents" shall have the meaning set forth in Section 3.1(l).

     "Securities Act" means the Securities Act of 1933, as amended.

     "Shares" means the shares of Preferred Stock purchased by the Purchaser pursuant to this Agreement.

     "Subsidiaries" shall have the meaning set forth in Section 3.1(a).

     "Underlying Shares" means the shares of Common Stock into which the Shares are convertible in accordance with the terms hereof and the Certificate of Designation.

                                   ARTICLE II

                               PURCHASE OF SHARES
                              --------------------

     Section 2.1 Purchase of Shares; Closing.
                 ----------------------------

     (a) Subject to the terms and conditions herein set forth, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company on the Closing Date 200 Shares, which shall have the respective rights, preferences and privileges set forth in Exhibit A (the "Certificate of Designation"), at a price per Share of US$50,000 (the "Per Share Consideration"). The Per Share Consideration multiplied by the number of Shares to be purchased by the Purchaser hereunder is hereinafter referred to as the "Purchase Price."

     (b) The closing of the purchase and sale of the Shares (the "Closing") shall take place at the offices of Overton, Babiarz & Associates, P.C. immediately following the execution hereof, or at such other time and/or place as the Purchaser and the Company may agree, provided, however, in no case shall the Closing take place later than the fifth day after the last of the conditions listed in Article V is satisfied or waived by the appropriate party. The date of the Closing is hereinafter referred to as the "Closing Date".

     (c) On or before the tenth consecutive day after the Closing, (i) the Company shall deliver to the Purchaser (A) one or more stock certificates representing the Shares purchased hereunder, registered in the name of the Purchaser and (B) all documents, instruments and writings required to have been delivered at or prior to Closing by the Company pursuant to this Agreement, (ii) the Purchaser shall deliver to the Company (A) the Purchase Price as determined pursuant to this
          Article I in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company prior to the Closing and (B) all documents, instruments and writings required to have been delivered at or prior to Closing by the Purchaser pursuant to this Agreement.


                                   ARTICLE III

                          REPRESENTATION AND WARRANTIES
                        --------------------------------


     Section 3.1 Representations and Warranties of the Company.
                 ----------------------------------------------

         The Company hereby represents and warrants to the Purchaser as follows:

          (a) Organization and Qualification. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in the SEC Documents or in Schedule 3.1(a) (collectively, the "Subsidiaries"). Each of the Subsidiaries is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the results of operations, assets, prospects, or financial condition of the Company and the Subsidiaries, taken as a whole (a "Material Adverse Effect").

          (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated hereby and by the Registration Rights Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

          (c) Capitalization. The authorized, issued and outstanding capital stock of the Company and each of the Subsidiaries is set forth in the SEC Documents (as defined in paragraph 3.1(l) herein). No shares of Common Stock are entitled to preemptive or similar rights.

               Except as specifically disclosed in the SEC Documents, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Shares hereunder, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate of incorporation, bylaws or other charter documents.

          (d) Issuance of Shares. The Shares are duly authorized and, when paid for in accordance with the terms hereof, shall be validly issued, fully paid and nonassessable. The Company has and at all times while the Shares are outstanding will maintain an adequate reserve of shares of Common Stock to enable it to perform its obligations under this Agreement and the Certificate of Designation. When issued in accordance with the terms hereof, the Underlying Shares will be duly authorized, validly issued, fully paid and nonassessable.

          (e) No Conflicts. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of its certificate of incorporation or bylaws or (ii) subject to obtaining the consents referred to in Section 3.1(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) to the knowledge of the Company result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including Federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

          (f) Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement and the Registration Rights Agreement, other than the filing of the registration statement covering the Underlying Shares with the Commission and the making of the applicable blue-sky filings under state securities laws, each as contemplated by the Registration Rights Agreement and other than, in all cases, where the failure to obtain such consent, waiver, authorization or order, or to give or make such notice or filing, would not materially impair or delay the ability of the Company to effect the Closing and deliver to the Purchaser the Shares free and clear of all Liens (collectively, the "Required Approvals").

          (g) Litigation; Proceedings. Except as specifically disclosed in the Disclosure Materials, there is no action, suit, notice of violation, proceeding or investigation pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (Federal, State, county, local or foreign) which (i) relates to or challenges the legality, validity or enforceability of this Agreement, the Registration Rights Agreement or the Shares (ii) could, individually or in the aggregate, have a Material Adverse Effect or (iii) could, individually or in the aggregate, materially impair the ability of the Company to perform fully on a timely basis its obligations under this Agreement or the Registration Rights Agreement.

          (h)  No Default or Violation.  Neither the Company nor any  Subsidiary
               (i) is in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except such conflicts or defaults as do not have a Material Adverse Effect, (ii) is in violation of any order of any court, arbitrator or governmental body, except for such violations as do not have a Material Adverse Effect, or (iii) is in violation of any statute, rule or regulation of any governmental authority which could (individually or in the aggregate) (x) adversely affect the legality, validity or enforceability of this Agreement or the Registration Rights Agreement, (y) have a Material Adverse Effect or (z) adversely impair the Company's ability or obligation to perform fully on a timely basis its obligations under this Agreement or the Registration Rights Agreement.

          (i) Disclosure Materials. The Disclosure Materials do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          (j) Private Offering. Neither the Company nor any Person acting on its behalf has taken or will take any action (including, without limitation, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of the Shares under the Securities
               Act) which might subject the offering, issuance or sale of the Shares to the registration requirements of Section 5 of the Securities Act.

          (k) SEC Documents. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents") on a timely basis, or has received a valid extension of such time of filing. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise indicated in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments. Since the date of the financial statements included in the Company's last filed Quarterly Report on Form 10-Q, there has been no event, occurrence or development that has had a Material Adverse Effect which is not specifically disclosed in any of the Disclosure Materials.

     Section 3.2 Representations and Warranties of the Purchaser.
                 ------------------------------------------------

     The Purchaser hereby represents and warrants to the Company as follows:

          (a) Organization; Authority. The Purchaser is a corporation duly and validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Purchaser has the requisite power and authority to enter into and to consummate the transactions contemplated hereby and by the Registration Rights Agreement and otherwise to carry out its obligations hereunder and thereunder. The purchase of the Shares by the Purchaser hereunder has been duly authorized by all necessary action on the part of the Purchaser.

               Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Purchaser or on its behalf and constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

          (b) Investment Intent. The Purchaser is acquiring the Shares and the Underlying Shares for its own account (and/or on behalf of managed accounts who are purchasing solely for their own accounts for investment) for investment purposes only and not with a view to or for distributing or reselling such Shares or Underlying Shares or any part thereof or interest therein, without prejudice, however, to the Purchaser's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Shares or Underlying Shares under an effective registration statement under the Securities Act and in compliance with applicable State securities laws or under an exemption from such registration.

          (c) Purchaser Status. At the time the Purchaser (and any account for which it is purchasing) was offered the Shares, it (and any account for which it is purchasing) was, and at the date hereof, it (and any account for which it is purchasing) is, and at the Closing Date, it (and any account for which it is purchasing) will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

          (d) Experience of Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.

          (e) Ability of Purchaser to Bear Risk of Investment. The Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

          (f) Prohibited Transactions. The Shares to be purchased by the Purchaser are not being acquired, directly or indirectly, with the assets of any "employee benefit plan", within the meaning of
               Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

          (g) Access to Information. The Purchaser acknowledges receipt of the Disclosure Materials and further acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Common Stock; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the Shares and to verify the accuracy and completeness of the information contained in the Disclosure Materials.

          (h) Reliance. The Purchaser understands and acknowledges that (i) the Shares are being offered and sold, and the Underlying Shares are being offered, to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations and the Purchaser hereby consents to such reliance.

               The Company acknowledges and agrees that the Purchaser makes no representation or warranty with respect to the transactions contemplated hereby other than those specifically set forth in
               Article III herein.

                                   ARTICLE IV

                         OTHER AGREEMENTS OF THE PARTIES

     Section 4.1 Transfer Restrictions.
                 ----------------------

          If the Purchaser should decide to dispose of any of the Shares to be purchased by it hereunder (and upon conversion thereof, any Underlying Shares), the Purchaser understands and agrees that it may do so only
          (i) pursuant to an effective registration statement under the Securities Act, (ii) to the Company or (iii) pursuant to an available exemption from registration under the Securities Act. In connection with any transfer of any Shares other than pursuant to an effective registration statement or to the Company, the Company may require that the transferor of such Shares provide to the Company an opinion of counsel experienced in the area of United States securities laws selected by the transferor, the form and substance of which opinion shall be, reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such Shares under the Securities Act or any State securities laws.

          The Purchaser agrees to the imprinting, so long as appropriate, of the following legend on certificates representing the Shares:

          NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, THEY MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THESE SECURITIES AGREES THAT IT WILL NOT RESELL, PLEDGE OR OTHERWISE TRANSFER THESE SECURITIES OR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE, EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (B) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. IF THE PROPOSED TRANSFER IS TO BE MADE OTHER THAN PURSUANT TO CLAUSE (A) OR (B) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AND THE TRANSFER AGENT SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 PROMULGATED UNDER THE SECURITIES ACT.

          The legend set forth above may be removed if and when the Shares represented by such certificate or the Underlying Shares, as the case may be, are disposed of pursuant to an effective registration statement under the Securities Act or in the opinion of counsel to the Company experienced in the area of United States securities laws such legend is no longer required under applicable requirements of the Securities Act. The stock certificates representing the Shares and the Underlying Shares shall also bear any other legends required by applicable Federal or state securities laws, which legends may be removed when, in the opinion of counsel to the Company in the applicable securities laws, such legends are no longer required under the applicable requirements of such securities laws. The Company agrees that it will provide the Purchaser, upon request, with a substitute stock certificate or certificates, free from such legend at such time as such legend is no longer applicable. The Purchaser agrees that, in connection with any transfer of Shares or Underlying Shares by it pursuant to an effective registration statement under the Securities Act, Purchaser will comply with all prospectus delivery requirements of the Securities Act. The Company makes no representation, warranty or agreement as to the availability of any exemption from registration under the Securities Act with respect to any resale of Shares or Underlying Shares.


     Section 4.2 Stop Transfer Instruction.
                 --------------------------

          The Purchaser agrees that the Company shall be entitled to make a notation on its records and give instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth in this Agreement.


     Section 4.3 Furnishing of Information.
                 --------------------------

          As long as the Purchaser owns Shares or Underlying Shares, if requested the Company will promptly furnish to it all reports filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act (or if the Company is not at the time required to file reports pursuant to such sections, annual and quarterly reports comparable to those required by Section 13(a) or 15(d) of the Exchange Act).

     Section 4.4 Notice of Certain Events.
                 -------------------------
          The Company shall (i) advise the Purchaser promptly after obtaining knowledge thereof, and, if requested by the Purchaser, confirm such advice in writing, of (A) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of the Shares or the Common Stock for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, or (B) any event that makes any statement of a material fact made in the Disclosure Materials untrue or that requires the making of any additions to or changes in the Disclosure Materials in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, (ii) use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of the Shares or the Common Stock under any state securities or Blue Sky laws, and (iii) if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Shares or the Common Stock under any such laws, use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

     Section 4.5 Copies and Use of Disclosure Materials.
                 ---------------------------------------
          The Company shall furnish the Purchaser, without charge, as many copies of the Disclosure Materials, and any amendments or supplements thereto, as the Purchaser may reasonably request. The Company consents to the use of the Disclosure Materials, and any amendments and supplements thereto, by the Purchaser in connection with resales of the Shares or the Underlying Shares other than pursuant to an effective registration statement.

     Section 4.6 Modification to Disclosure Materials.
                 -------------------------------------
          If any event shall occur as a result of which, in the reasonable judgment of the Company or the Purchaser, it becomes necessary or advisable to amend or supplement the Disclosure Materials in order to make the statements therein, in the light of the circumstances at the time the Disclosure Materials were delivered to the Purchaser, not misleading, or if it is necessary to amend or supplement the Disclosure Materials to comply with applicable law, the Company shall promptly prepare an appropriate amendment or supplement to the Disclosure Materials (in form and substance reasonably satisfactory to the Purchaser) so that (i) as so amended or supplemented the Disclosure Materials will not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to Purchaser, not misleading and (ii) the Disclosure Materials will comply with applicable law.

     Section 4.7 Blue Sky Laws.
                 --------------
          The Company shall cooperate with the Purchaser in connection with the qualification of the Shares and the Underlying Shares under the securities or Blue Sky laws of such jurisdictions as the Purchaser may request and to continue such qualification at all times through the third anniversary of the Closing Date; provided, however, that neither the Company nor its Subsidiaries shall be required in connection therewith to qualify as a foreign corporation where they are not now so qualified.

     Section 4.8 Integration.
                  -----------
          The Company shall not and shall use its best efforts to ensure that no Affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares or the Underlying Shares in a manner that would require the registration under the Securities Act of the sale of the Shares or Underlying Shares to the Purchaser.

     Section 4.9 Furnishing of Rule 144A Materials.
                 ----------------------------------
          The Company shall, for so long as any of the Shares or Underlying Shares remain outstanding and during any period in which it is not subject to Section 13 or 15(d) of the Exchange Act, make available to any registered holder of Shares or Underlying Shares in connection with any sale thereof and any prospective purchaser of such Shares or Underlying Shares from such Person, the following information in accordance with Rule 144A(d)(4) under the Securities Act: a brief statement of the nature of the business of the Company and the products and services it offers and the Company's most recent audited balance sheet and profit and loss and retained earnings statements, and similar audited financial statements for such part of the two preceding fiscal years as the Company has been in operation.

     Section 4.10 Solicitation Materials.
                 ------------------------
          The Company shall not (i) distribute any offering materials in connection with the offering and sale of the Shares or Underlying Shares other than the Disclosure Materials and any amendments and supplements thereto prepared in compliance herewith or (ii) solicit any offer to buy or sell the Shares or Underlying Shares by means of any form of general solicitation or advertising.

     Section 4.11 Subsequent Financial Statements.
                 ---------------------------------
          The Company shall furnish to the Purchaser, promptly after they are filed with the Commission, a copy of all financial statements for any period subsequent to the period covered by the financial statements included in the Disclosure Materials.

     Section 4.12 From the date hereof through the Closing Date, the Company shall not and shall cause the Subsidiaries not to, without the consent of the Purchaser, (i) amend its Certificate of Incorporation, bylaws or other charter documents so as to adversely affect any rights of the Purchaser; (ii) split, combine or reclassify its outstanding capital stock; (iii) declare, authorize, set aside or pay any dividend or other distribution with respect to the Common Stock; (iv) redeem, repurchase or offer to repurchase or otherwise acquire shares of its Common Stock other than in payment of short swing profits owed to the Company pursuant to Section 16(b) of the Exchange Act; or (v) enter into any agreement with respect to any of the foregoing.

     Section 4.13 Listing of Underlying Shares.
                 ------------------------------
          The Company shall take all steps necessary to cause the Underlying Shares to be approved for listing on THE NASDAQ OTC Bulletin Board (or other national securities exchange or market on which the Common Stock is listed) no later than the first day after which shares may be converted hereunder by the Purchaser, and shall provide to the Purchaser evidence of such listing.

     Section 4.14 Conversion Procedures.
                 -----------------------
          Exhibit D attached hereto sets forth the procedures with respect to the conversion of the Shares, including the forms of conversion notice to be provided upon conversion, instructions as to the procedures for conversion, the form of legal opinion, if necessary, that shall be rendered to the Company's transfer agent and such other information and instructions as may be reasonably necessary to enable the
          Purchaser to exercise its right of conversion smoothly and expeditiously.

     Section 4.15 No Short Selling.
                 ------------------
          Prior to 90 days following the Original Issue Date or during the five-day trading period in which the conversion price is calculated, as defined in the Certificate of Designation for The Series A Convertible Preferred Stock, Purchaser covenants that neither it nor its advisors nor any of its affiliates will sell short any shares of the Company's stock at any time.

                                    ARTICLE V

                         CONDITIONS PRECEDENT TO CLOSING

     Section 5.1 Conditions Precedent to Obligations of the Purchaser.
                 -----------------------------------------------------
          The obligation of the Purchaser to purchase the Shares is subject to the satisfaction or waiver by the Purchaser, at or prior to the Closing, of each of the following conditions:

          (a) Legal Opinion. The Purchaser shall have received the legal opinion, addressed to it and dated the Closing Date, of Overton, Babiarz & Associates, P.C., counsel for the Company, substantially in the form of Exhibit C;

          (b) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company contained herein and in the Registration Rights Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except that representations and warranties that are made as of a specific date need be true in all material respects only as of such date);

          (c) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing;

          (d) No Material Adverse Effect. Since the date of the financial statements included in the Company's last filed Quarterly Report on Form 10-Q, no event which had a Material Adverse Effect shall have occurred which is not disclosed in the Disclosure Materials;

          (e) No Prohibitions. The purchase of and payment for the Shares (and upon conversion thereof, the Underlying Shares) hereunder (i) shall not be prohibited or enjoined (temporarily or permanently) by any applicable law or governmental regulation and (ii) shall not subject the Purchaser to any penalty, or in its reasonable judgment, other onerous condition under or pursuant to any applicable law or governmental regulation that would materially reduce the benefits to the Purchaser of the purchase of the Shares or the Underlying Shares (provided, however, that such regulation, law or onerous condition was not in effect in such form at the date of this Agreement);

          (f) Company Certificates. The Purchaser shall have received a certificate, dated the Closing Date, signed by the Secretary or an Assistant Secretary of the Company and certifying (i) that attached thereto is a true, correct and complete copy of (A) the Company's Certificate of Incorporation, as amended to the date thereof, (B) the Company's By-Laws, as amended to the date thereof, and (C) resolutions duly adopted by the Board of Directors of the Company authorizing the execution and delivery of this Agreement and the Registration Rights Agreement and the issuance and sale of the Shares and the Underlying Shares and
               (ii) the incumbency of officers executing this Agreement and the Registration Rights Agreement;

          (g) Registration Rights Agreement. The Company shall have executed the Registration Rights Agreement;

          (h) No Suspensions of Trading in Common Stock. Trading in the Common Stock shall not have been suspended by the Commission or the NASD or other exchange or market on which the Common Stock is listed or quoted (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company);

          (i) Required Approvals. All Required Approvals shall have been obtained; and

          (j) Delivery of Stock Certificates. The Company shall have delivered to the Purchaser the stock certificate(s) representing the Shares, registered in the name of the Purchaser on or before the tenth day immediately following the closing in form satisfactory to the Purchaser.

     Section 5.2 Conditions Precedent to Obligations of the Company.
                 ---------------------------------------------------
          The obligation of the Company to issue and sell the Shares hereunder is subject to the satisfaction or waiver by the Company, at or to the Closing, of each of the following conditions:

          (a) Accuracy of the Purchaser's Representations and Warranties. The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except that representations and warranties that are made as of a specific date need be true in all material respects only as of such date);

          (b) Performance by the Purchaser. The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by it at or prior to the Closing; and

          (c) No Prohibitions. The sale of the Shares (and upon conversion thereof, the Underlying Shares) hereunder (i) shall not be prohibited or enjoined (temporarily or permanently) by any applicable law or governmental regulation and (ii) shall not subject the Company to any penalty, or in its reasonable judgment, any other onerous condition under or pursuant to any applicable law or governmental regulation that would materially reduce the benefits to the Company of the sale of Shares or the Underlying Shares to the Purchaser (provided, however, that such regulation, law or onerous condition was not in effect in such form at the date of this Agreement).

                                   ARTICLE VI

                                   TERMINATION

     Section 6.1 Termination by Mutual Consent.
                 ------------------------------
          This Agreement may be terminated at any time prior to Closing by the mutual consent of the Company and the Purchaser.

     Section 6.2 Termination by the Company or the Purchaser.
                 --------------------------------------------
          This Agreement may be terminated prior to Closing by either the Company or the Purchaser, by giving written notice of such termination to the other party, if:

          (a) the Closing shall not have occurred by November 15, 2000; provided that the terminating party is not then in material breach of its obligations under this Agreement in any manner that shall have caused the failure referred to in this paragraph (a);

          (b) there shall be in effect any statute, rule, law or regulation that prohibits the consummation of the Closing or if the consummation of the Closing would violate any non-appealable final judgment, order, decree, ruling or injunction of any court of or governmental authority having competent jurisdiction; or

          (c) there shall have been an amendment to Regulation D or an interpretive release promulgated or issued thereunder, which, in the reasonable judgment of the terminating party, would materially adversely affect the transactions contemplated hereby and by the Registration Rights Agreement.

     Section 6.3 Termination by the Company.
                 ---------------------------
          This Agreement may be terminated prior to Closing by the Company, by giving notice of such termination to the Purchaser, if the Purchaser has materially breached any representation, warranty, covenant or agreement contained in this Agreement or the Registration Rights
          Agreement and such breach is not cured within five business days following receipt by the Purchaser of notice of such breach.

     Section 6.4 Termination by the Purchaser.
                 -----------------------------
          This Agreement may be terminated prior to Closing by the Purchaser, by giving notice of such termination to the Company, if:

          (a) the Company has breached any representation, warranty, covenant or agreement contained in this Agreement or the Registration Rights Agreement and such breach is not cured within five business days following receipt by the Company of notice of such breach;

          (b) there has occurred an event since the date of the financial statements included in the Company's last filed Quarterly Report on Form 10-Q which could reasonably be expected to have a Material Adverse Effect and which is not disclosed in the Disclosure Materials; or

          (c) trading in the Common Stock has been suspended by the Commission or the NASD or other exchange or market on which the Common Stock is listed or quoted (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company).

                                   ARTICLE VII

                                  MISCELLANEOUS

     Section 7.1 Fees and Expenses.
                 ------------------
          Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Shares (and upon conversion thereof, the Underlying Shares) pursuant hereto. The Purchaser shall be responsible for its own tax liability that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company shall pay (i) all costs, expenses, fees and all taxes incident to and in connection with: (A) the preparation, printing and distribution of the Disclosure Materials and all amendments and supplements thereto (including, without limitation, financial statements and exhibits), and all preliminary and final Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith (B) the issuance and delivery of the Shares and, upon conversion thereof, the Underlying Shares, (C) furnishing such copies of the Disclosure Materials and all amendments and supplements thereto, as may reasonably be requested for use in connection, with resales of the Shares and, upon conversion thereof, the Underlying Shares, and (D) the preparation of certificates for the Shares and, upon conversion thereof, the Underlying Shares (including, without limitation, printing and engraving thereof), (ii) all fees and expenses of the counsel and accountants of the Company and (iii) all expenses and listing fees in connection with the application for quotation of the underlying Shares in the American Stock Exchange or the NASDAQ National Market.

     Section 7.2 Entire Agreement; Amendments.
                 -----------------------------
          This Agreement, together with the Exhibits, Annexes and Schedules hereto, and the Registration Rights Agreement contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

     Section 7.3 Notices.
                 --------
          Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received (a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or
          (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

     If to the Company:
                                                 Pipeline Technologies, Inc.
                                                 1001 Kings Avenue
                                                 Jacksonville, FL  32207

                                                 Attn: Timothy Murtaugh



     With copies to:                            --------------------------------

                                                --------------------------------

                                                --------------------------------

                                           Attn:
                                                --------------------------------



     If to the Purchaser:                       Global Development Group
                                                --------------------------------
                                                21 Rue Aldrigon
                                                --------------------------------
                                                L-2018 Luxembeurg
                                                --------------------------------

                                           Attn: Gunther Schmidt
                                                --------------------------------



     With copies to:                            Law Offices of Alan Glueck
                                                --------------------------------
                                                2404 Hollywood
                                                --------------------------------
                                                Hollywood, FL 33020
                                                --------------------------------

                                           Attn:  Cecil Winters
                                                --------------------------------

          or such other address as may be designated in writing hereafter, in the same manner, by such person.

     Section 7.4 Amendments; Waivers.
                 --------------------
          No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchaser, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     Section 7.5 Headings.
                 --------
          The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     Section 7.6 Successors and Assigns.
                 -----------------------
          This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither the Company nor the Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

     Section 7.7 No Third Party Beneficiaries.
                 -----------------------------
          This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     Section 7.8 Governing Law.
                 --------------
          This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Colorado without regard to the principles of conflicts of law thereof.

     Section 7.9 Survival.
                 ---------
          The representations and warranties of the Company and the Purchaser contained in Article III and the agreements and covenants of the parties contained in Article IV and this Article VII shall survive the Closing (or any earlier termination of this Agreement) and any conversion of Shares hereunder.

     Section 7.10 Counterpart Signatures.
                 ------------------------
          This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     Section 7.11 Publicity.
                 -----------
          The Company and the Purchaser shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed.

     Section 7.12 Severability.
                 --------------
          In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     Section 7.13 Remedies.
                 ----------
          In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser will be entitled to specific performance of the obligations of the Company under this Agreement and the Company will be entitled to specific performance of the obligations of the Purchaser hereunder with respect to the subsequent transfer of Shares and the Underlying Shares. Each of the Company and the Purchaser agrees that monetary damages would not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first indicated above.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                                WALLSTREET RACING STABLES, INC.

                                             By:  /s/ Timothy Murtaugh, Presdent
                                                 -------------------------------
                                                  Timothy Murtaugh
                                                  President and CEO


                                                 Global Asset Fund AG
                                                 -------------------------------
                                                                     (PURCHASER)

                                             By: /s/ Gunther Schmidt
                                                 -------------------------------
                                                 Authorized Signatory

                                    EXHIBIT A
================================================================================


                          CERTIFICATE OF DESIGNATION OF
                     SERIES A CONVERTIBLE PREFERRED STOCK OF

                         WALLSTREET RACING STABLES, INC.

     The undersigned, Timothy Murtaugh and Robert Maige, hereby certify that:

          I. They are the duly elected and acting President and Chief Financial Officer, respectively, of Wallstreet Racing Stables, Inc., a Colorado corporation (the "Company").

          II. The Certificate of Incorporation of the Company authorizes 5,000,000 shares of preferred stock, no par value per share.

          III. The following is a true and correct copy of resolutions duly adopted by the Board of Directors at a meeting duly held October 2, 2000, which constituted all requisite action on the part of the Company for adoption of such resolutions.

                                   RESOLUTIONS

     WHEREAS, the Board of Directors of the Company (the "Board of Directors") is authorized to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Colorado, to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof;

     WHEREAS, the Board of Directors desires, pursuant to its authority as aforesaid, to designate a new series of preferred stock, set the number of shares constituting such series and fix the rights, preferences, privileges and restrictions of such series.

     NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby designates a new series of preferred stock and the number of shares constituting such series, and fixes the rights, preferences, privileges and restrictions relating to such series as follows:

     Designation, Amount and Par Value. The series of Preferred Stock shall be designated as the Series A Convertible Preferred Stock (the "Preferred Stock"), and the number of shares so designated shall be 200. The par value of each share of Preferred Stock shall be $0.00. Each share of Preferred Stock shall have a stated value of $50,000.00 per share (the "Stated Value").


Section 2. Dividends.
           ---------

     (a) Holders of Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available therefor, and the Company shall pay, cumulative dividends at the rate per share (as a percentage of the Stated Value per share) equal to 12% per annum, payable, in cash or shares of Common Stock, in arrears quarterly and on the Conversion Date (as hereinafter defined). Dividends on the Preferred Stock shall accrue daily commencing the Original Issue Date (as defined in Section 6) and shall be deemed to accrue on such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Company legally available for the payment of dividends. The party that holds the Preferred Stock on an applicable record date for any dividend payment will be entitled to receive such dividend payment and any other accrued and unpaid dividends which accrued prior to such dividend payment date, without regard to any sale or disposition of such Preferred Stock subsequent to the applicable record date but prior to the applicable dividend payment date. Except as otherwise provided herein, if at any time the Company pays less than the total amount of dividends then accrued to any class of Preferred Stock, such payment shall be distributed ratably among the holders of such class based upon the number of shares held by each holder.

     (b) So long as any Preferred shall remain outstanding, neither the Company nor any subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities (as defined in Section 6), except the redemption of shares in payment of short swing profits payable to the Company pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, nor shall the Company directly or indirectly pay or declare any cash dividend or make any cash distribution (other than a dividend or distribution described in Section 5) upon, nor shall any cash distribution be made in respect of, any Junior Securities, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities, except as described above, unless all dividends on the Preferred Stock for all past dividend periods shall have been paid.


Section 3. Voting Rights.
           --------------

     Except as otherwise provided herein and as otherwise provided by law, the Preferred Stock shall have no voting rights. However, so long as any shares of Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the holders of a majority of the shares of the Preferred Stock then outstanding, (i) alter or change adversely the powers, preferences or rights given to the Preferred Stock or (ii) authorize or create any class of stock ranking as to dividends or distribution of assets upon a Liquidation (as defined below) senior to, prior to or pari passu with the Preferred Stock.


Section 4. Liquidation.
           ------------

     Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a "Liquidation"), the holders of shares of Preferred Stock shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of Preferred Stock an amount equal to the Stated Value, plus an amount equal to accrued but unpaid dividends per share, whether declared or not, but without interest, before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed shall be distributed among the holders of Preferred Stock ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A sale, conveyance or disposition of all or substantially all of the assets of the Company or the effectuation by the Company of a transaction or series of related transactions in which more than 50% of the voting power of the Company is disposed of shall be deemed a Liquidation; provided that, a consolidation or merger of the Company with or into any other company or companies shall not be treated as a Liquidation, but instead shall be subject to the provisions of Section 5. The Company shall mail written notice of any such liquidation, not less than 30 days prior to the payment date stated therein, to each record holder of Preferred Stock.


Section 5. Conversion.
           ----------

     (a) The holder of the Preferred Stock shall be granted the right to convert
(i) one hundred percent (100%) of the Preferred Stock into shares of Common Stock at the Conversion Ratio 90 days after the Original Issue Date. Any conversion under this Section 5(a) shall be of a minimum amount of at least 1 shares of Preferred Stock. The holder shall effect conversions by surrendering the certificate or certificates representing the shares of Preferred Stock to be converted to the Company, together with the form of conversion notice attached hereto as Annex 1 (the "Holder Conversion Notice") in the manner set forth in
Section 5(j). Each Holder Conversion Notice shall specify the number of shares of Preferred Stock to be converted and the date on which such conversion is to be effected, which date may not be prior to the date the Holder delivers such Notice by facsimile (the "Holder Conversion Date"). Subject to Section 5(c) and, as to the original Holder (or its sole designee), subject to Section 4.13 of the Purchase Agreement (as defined in Section 6), each Holder Conversion Notice, once given, shall be irrevocable. If the holder is converting less than all shares of Preferred Stock represented by the certificate or certificates tendered by the holder with the Holder Conversion Notice, the Company shall promptly deliver to the holder a certificate for such number of shares as have not been converted. At no time may the holder make a conversion request for which the number of common shares requested for conversion would result in an amount equal to or greater than twenty percent (20%) of the total initial number of Preferred Shares purchased by the holder.

     (b) Provided that ten (10) Trading Days shall have elapsed from the date the Securities and Exchange Commission (the "Commission") declared the registration statement contemplated by the Registration Rights Agreement effective under the Securities Act, each share of the Preferred Stock shall be convertible into shares of Common Stock at the Conversion Ratio at the option of the Company in whole or in part at any time on or after the expiration of one year after the Original Issue Date; provided, however, that the Company is not permitted to deliver a Company Conversion Notice (as defined below) within 10 days of issuing any press release or other public statement relating to such conversion. The Company shall effect such conversion by delivering to the holders of such shares of Preferred Stock to be converted a written notice in the form attached hereto as Annex 2 (the "Company Conversion Notice"), which Company Conversion Notice, once given, shall be irrevocable. Each Company Conversion Notice shall specify the number of shares of Preferred Stock to be converted and the date on which such conversion is to be effected, which date will be at least one Trading Day after the date the Company delivers such Notice by facsimile to the holder (the "Company Conversion Date"). The Company shall give such Company Conversion Notice in accordance with Section 5(j) below at least one Trading Day before the Company Conversion Date. Any such conversion shall be effected on a pro rata basis among the holders of Preferred Stock. Upon the conversion of shares of Preferred Stock pursuant to a Company Conversion Notice, the holders of the Preferred Stock shall surrender the certificates representing such shares at the office of the Company or of any transfer agent for the Preferred Stock or Common Stock. If the Company is converting less than all shares of the Preferred, the Company shall, upon conversion of such shares subject to such Company Conversion Notice and receipt of the certificate or certificates representing such shares of Preferred Stock deliver to the holder or holders a certificate for such number of shares of Preferred Stock as have not been converted. Each of a Holder Conversion Notice and a Company Conversion Notice is sometimes referred to herein as a "Conversion Notice," and each of a "Holder Conversion Date" and a "Company Conversion Date" is sometimes referred to herein as a "Conversion Date."

     (c) (i) Not later than three Trading Days after the Conversion Date, the Company will deliver to the holder (i) a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those then required by law and as set forth in the Purchase Agreement), representing the number of shares of Common Stock being acquired upon the conversion of shares of Preferred Stock and (ii) one or more certificates representing the number of shares of Preferred Stock not converted; provided, however that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of any shares of Preferred Stock until certificates evidencing such shares of Preferred Stock are either delivered for conversion to the Company or any transfer agent for the Preferred Stock or Common Stock, or the holder notifies the Company that such certificates have been lost, stolen or destroyed and provides a bond (or other adequate security reasonably acceptable to the Company) satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. The Company shall, upon request of the holder, use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this
Section 5(c) electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. In the case of a conversion pursuant to a Holder Conversion Notice, if such certificate or certificates are not delivered by the date required under this Section 5(c), the holder shall be entitled by written notice to the Company at any time on or before such holder's receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the certificates representing the shares of Preferred Stock tendered for conversion.

     (d) (i) The conversion price for each share of Preferred Stock (the "Conversion Price") in effect on any Conversion Date shall be the lesser of X OR Y; where X is 125% of the average of the closing bid price for the ten (10) Trading Days immediately preceding the Original Issue Date; and Y = 80% of the average of the closing bid prices for the five (5) Trading Days immediately preceding the Conversion Notice Date with a floor of $5.00 per share; provided, however, if the registration statement to be filed by the Company in accordance with the Registration Rights Agreement is not declared effective by the Commission for any reason by the Effective Date (as defined in the Registration

Rights Agreement), then for each of the first two months after such Effective Date that such registration statement shall not have been so declared effective, the Conversion Price shall be decreased by 2% (i.e., a reduction of 2% at the end of the first such month and 2% at the end of the second such month).

     (ii) If the Company, at any time while any shares of Preferred Stock are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Junior Securities payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, the Conversion Price designated in
Section 5(d)(i) shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 5(d)(ii) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

     (iii) If the Company, at any time while any shares of Preferred Stock are outstanding, shall issue rights or warrants to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Per Share Market Value of Common Stock at the record date mentioned below, the Conversion Price designated in Section 5(d)(i) shall be multiplied by a fraction, of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. However, upon the expiration of any right or warrant to purchase Common Stock the issuance of which resulted in an adjustment in the Conversion Price designated in Section 5(d)(i) pursuant to this Section 5(d)(iii), if any such right or warrant shall expire and shall not have been exercised, the Conversion Price designated in
Section 5(d)(i) shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section 5 after the issuance of such rights or warrants) had the adjustment of the Conversion Price made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such rights or warrants actually exercised.

     (iv) If the Company, at any time while shares of Preferred Stock are outstanding, shall distribute to all holders of Common Stock (and not to holders of Preferred Stock) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Section 5(d)(iii) above) then in each such case the Conversion Price at which each share of Preferred Stock shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value of Common Stock determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith; provided, however that in the event of a distribution exceeding ten percent (10%) of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") selected in good faith by the holders of a majority in interest of the shares of Preferred Stock; and provided, further that the Company, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to all holders of Preferred Stock of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

     (v) All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

     (vi) Whenever the Conversion Price is adjusted pursuant to Section 5(d)(ii),(iii), (iv) or (v), the Company shall promptly mail to each holder of Preferred Stock, a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

     (vii) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the holders of the Preferred Stock then outstanding shall have the right thereafter to convert such shares only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the holders of the Preferred Stock shall be entitled upon such event to receive such amount of securities or property as the shares of the Common Stock of the Company into which such shares of Preferred Stock could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the holder of Preferred Stock the right to receive the securities or property set forth in this Section 5(d)(vii) upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

     (viii) If:

          (a) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

          (b) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

          (c) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

          (d) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company (other than a subdivision or combination of the outstanding shares of Common Stock), any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

          (e) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding-up of the affairs of the Company; then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Preferred Stock, and shall cause to be mailed to the holders of Preferred Stock at their last addresses as they shall appear upon the stock books of the Company, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

          (e) If at any time conditions shall arise by reason of action taken by the Company which in the opinion of the Board of Directors are not adequately covered by the other provisions hereof and which might materially and adversely affect the rights of the holders of Preferred Stock (different than or distinguished from the effect generally on rights of holders of any class of the Company's capital stock) or if at any time any such conditions are expected to arise by reason of any action contemplated by the Company, the Company shall mail a written notice briefly describing the action contemplated and the material adverse effects of such action on the rights of the holders of Preferred Stock at least 30 calendar days prior to the effective date of such action, and an Appraiser selected by the holders of majority in interest of the Preferred Stock shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section 5), of the Conversion Price (including, if necessary, any adjustment as to the securities into which shares of Preferred Stock may thereafter be convertible) and any distribution which is or would be required to preserve without diluting the rights of the holders of shares of Preferred Stock; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case the adjustment shall be equal to the average of the adjustments recommended by each such Appraiser. The Board of Directors shall make the adjustment recommended forthwith upon the receipt of such opinion or opinions or the taking of any such action contemplated, as the case may be; provided, however, that no such adjustment of the Conversion Price shall be made which in the opinion of the Appraiser(s) giving the aforesaid opinion or opinions would result in an increase of the Conversion Price to more than the Conversion Price then in effect.

          (f) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of Preferred Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the holders of Preferred Stock, such number of shares of Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 5(b) and Section 5(d) hereof) upon the conversion of all outstanding shares of Preferred Stock. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.

          (g) Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the holder of a share of Preferred Stock shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

          (h) The issuance of certificates for shares of Common Stock on conversion of Preferred Stock shall be made without charge to the holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the holder of such shares of Preferred Stock so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          (i) Shares of Preferred Stock converted into Common Stock shall be canceled and shall have the status of authorized but unissued shares of preferred stock.

          (j) Each Holder Conversion Notice shall be given by facsimile and by mail, postage prepaid, addressed to the attention of the Chief Financial Officer of the Company at the facsimile telephone number and address of the principal place of business of the Company. Each Company Conversion Notice shall be given by facsimile and by mail, postage prepaid, addressed to each holder of Preferred Stock at the facsimile telephone number and address of such holder appearing on the books of the Company or provided to the Company by such holder for the purpose of such Company Conversion Notice, or if no such facsimile telephone number or address appears or is so provided, at the principal place of business of the holder. Any such notice shall be deemed given and effective upon the earliest to occur of (i)(a) if such Conversion Notice is delivered via facsimile at the facsimile telephone number specified in this Section 5(j) prior to 4:30 p.m. (Eastern Standard Time) on any date, such date (or, in the case of a Company Conversion Notice, the next Trading Day) or such later date as is specified in the Conversion Notice, and (b) if such Conversion Notice is delivered via facsimile at the facsimile telephone number specified in this Section 5(j) after 4:30 p.m. (Eastern Standard Time) on any date, the next date (or, in the case of a Company Conversion Notice, the next Trading Day after such next day) or such later date as is specified in the Conversion Notice, (ii) five days after deposit in the United States mails or (iii) upon actual receipt by the party to whom such notice is required to be given.

Section 6. Definitions.
           ------------

For the purposes hereof, the following terms shall have the following meanings:


     "Common Stock" means shares now or hereafter authorized of the class of Common Stock, no par value, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

     "Conversion Ratio" means, at any time, a fraction, of which the numerator is Stated Value plus accrued but unpaid dividends, and of which the denominator is the Conversion Price at such time.

     "Junior Securities" means the Common Stock and all other equity securities of the Company, except the Company's Series A Convertible Preferred Stock.

     "Original  Issue  Date"  shall mean the date of the first  issuance  of any shares of the Preferred Stock regardless of the number transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock. -45-

     "Per Share Market Value" means on any particular date (a) the closing bid price per share of the Common Stock on such date on The Nasdaq Stock Market or other stock exchange on which the Common Stock has been listed or if there is no such price on such date, then the closing bid price on such exchange on the date nearest preceding such date, or (b) if the Common Stock is not listed on The Nasdaq Stock Market or any stock exchange, the closing bid for a share of Common Stock in the over-the-counter market, as reported by the NASD at the close of business on such date, or (c) if the Common Stock is not quoted on the NASD, the closing bid price for a share of Common Stock in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), or (d) if the Common Stock is no longer publicly traded the fair market value of a share of Common Stock as determined by an Appraiser (as defined in Section 5(d)(iv) above) selected in good faith by the holders of a majority in interest of the shares of the Preferred Stock; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Appraiser.

     "Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

     "Purchase  Agreement"  means  the  Convertible   Preferred  Stock  Purchase
Agreement, dated as of the Original Issue Date, between the Company and the original holder of the Preferred Stock.

     "Trading Day" means (a) a day on which the Common Stock is traded on the NASDAQ or principal stock exchange on which the Common Stock has been listed, or
(b) if the Common Stock is not listed on The NASDAQ or any stock exchange, a day on which the Common Stock is traded in the over-the-counter market, as reported by the NASD, or (c) if the Common Stock is not quoted on THE NASDAQ, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices).

     IN WITNESS WHEREOF, Wallstreet Racing Stables, Inc. has caused its corporate seal to be hereunto affixed and this certificate to be signed by Timothy Murtaugh, its President & Chief Executive Officer, and attested by Robert Maige, its' Chief Financial Officer, this ____ day of October 2000.

                                        Wallstreet Racing Stables, Inc.


                                        By:
                                             -----------------------------------
                                             Timothy Murtaugh
                                             President & Chief Executive Officer

Attest:


By:
    -----------------------
    Robert Maige
    Chief Financial Officer

                                     ANNEX 1

                              NOTICE OF CONVERSION
                            AT THE ELECTION OF HOLDER


(To be Executed by the Registered Holder in order to Convert shares of Preferred Stock)

The undersigned hereby irrevocably elects to convert the number of shares of Series A Convertible Preferred Stock indicated below, into shares of Common Stock, no par value per share (the "Common Stock"), of Wallstreet Racing Stables, Inc. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.


Conversion calculations:                     -----------------------------------
                                             Date to Effect Conversion



                                             -----------------------------------
                                             Number of shares of Preferred Stock
                                             to be Converted



                                             -----------------------------------
                                             Applicable Conversion Price



                                             -----------------------------------
                                             Signature



                                             -----------------------------------
                                             Name:

                                             -----------------------------------

                                     ANNEX 2

                             NOTICE OF CONVERSION AT
                           THE ELECTION OF THE COMPANY

The undersigned in the name and on behalf of Wallstreet Racing Stables, Inc. (the "Company") hereby notifies the addressee hereof that the Company hereby
elects to  exercise  its right to convert [            ]  shares of its Series A
Convertible Preferred Stock held by the Holder into shares of Common Stock, no par value per share (the "Common Stock") of the Company according to the terms hereof, as of the date written below. No fee will be charged to the Holder for any conversion hereunder, except for such transfer taxes, if any which may be incurred by the Company if shares are to be issued in the name of a person other than the person to whom this notice is addressed.

Conversion calculations:

                                             -----------------------------------
                                             Date to Effect Conversion



                                             -----------------------------------
                                             Number of Shares of Preferred Stock
                                             to be Converted



                                             -----------------------------------
                                             Applicable Conversion Price



                                             -----------------------------------
                                             Signature



                                             -----------------------------------
                                             Name:



                                             -----------------------------------
                                             Address:

                                    EXHIBIT B
================================================================================


                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is made and entered into as of October ____ 2000, by and among Wallstreet Racing Stables, Inc., a Colorado Corporation (the "Company"), and Global Asset Fund, (the "Purchaser").

     This Agreement is made pursuant to the Convertible Preferred Stock Purchase Agreement, dated as of October ______, 2000 by and among the Company and the Purchaser (the "Purchase Agreement"). The execution of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

     The parties hereby agree as follows:

     1.   Definitions
          -----------

               Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "Advice" shall have the meaning as set forth in Section 3(o).
          --------

          "Affiliate"
          -----------
          means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

          "Business Day"
          -------------
          means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of Colorado generally are authorized or required by law or other government actions to close.

          "Closing Date"
          --------------
          shall have the meaning set forth in the Purchase Agreement.

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Common Stock"
          --------------
          means the Company's Common Stock, par value $.001 per share.

          "Effectiveness Date"
          --------------------
          means the 90th day following the Closing Date.

          "Effectiveness Period"
          ----------------------
          shall have the meaning set forth in Section 2(a)


          "Event" shall have the meaning set forth in Section 4.
          ------

          "Event Date" shall have the meaning set forth in Section 4.
          ------------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
          --------------

          "Filing Date" means the 90th day following the Closing Date.
          -------------

          "Holder" or "Holders"
          ---------------------
          means the holder or holders, as the case may be, from time to time of Registrable Securities.

          "Indemnified Party" shall have the meaning set forth in Section 6(c).
          ------------------

          "Indemnifying Party" shall have the meaning set forth in Section 6(c).
          --------------------

          "Losses" shall have the meaning set forth in Section 6(a).
          --------

          "Colorado Courts" shall have the meaning set forth in Section 8(i).
          -----------------

          "Person"
          --------
          means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          "Proceeding"
          ------------
          means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          "Prospectus"
          ------------
          means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Registrable Securities"
          ------------------------
          means the shares of Series A Preferred purchased by the Purchaser pursuant to the Purchase Agreement and the shares of Common Stock into which such shares of Series A Preferred are convertible pursuant to the Purchase Agreement.

          "Registration  Statement"
          -------------------------
          means the registration statement, contemplated by Section 2(a), including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          "Rule 144"
          ----------
          means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Rule 144A"
          -----------
          means Rule 144A promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Rule 158"
          ----------
          means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Rule 415"
          ----------
          means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Securities Act" means the Securities Act of 1933, as amended.
          ----------------

          "Special Counsel"
          -----------------
          means any special counsel to the Holders, for which the Holders will be reimbursed by the Company pursuant to Section 4.

          "Underwritten registration or underwritten offering"
          ----------------------------------------------------
          means a registration in connection with which securities of the Company are sold to an underwriter for re-offering to the public pursuant to an effective registration statement.


     2. Registration
        ------------

               (a) On or prior to the Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering all Registrable Securities (which Registrable Securities shall include 3,000,000 shares of Common Stock or such other number of shares agreed to by the parties to the Purchase Agreement) for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 or another appropriate form permitting registration of Registrable Securities for resale by the Holders in the manner or manners designated by them (including, without limitation, public or private sales and one or more underwritten offerings). The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof, but in any event prior to the Effectiveness Date, and to keep such Registration Statement continuously effective under the Securities Act until the date which is three years after the Closing Date or such earlier date when all Registrable Securities covered by such Registration Statement have been sold or may be sold pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Holders, to such effect (the "Effectiveness Period"); provided, however, that the Company shall not be deemed to have used its best efforts to keep the Registration Statement effective during the Effectiveness Period if it voluntarily takes any action that would result in the Holders not being able to sell the Registrable
          Securities covered by such Registration Statement during the Effectiveness Period, unless such action is required under applicable law or the Company has filed a post-effective amendment to the Registration Statement and the Commission has not declared it effective.

               (b) If the Holders of a majority of the Registrable Securities so elect, an offering of Registrable Securities pursuant to the Registration Statement may be effected in the form of an underwritten offering. In such event, and if the managing underwriters advise the Company and such Holders in writing that in their opinion the amount of Registrable Securities proposed to be sold in such offering exceeds the amount of Registrable Securities which can be sold in such offering, there shall be included in such underwritten offering the amount of such Registrable Securities which in the opinion of such managing underwriters can be sold, and such amount shall be allocated pro rata among the Holders proposing to sell Registrable Securities in such underwritten offering.

               (c) If any of the Registrable Securities are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority of the Registrable Securities included in such offering and shall be approved by the company, which approval shall not be unreasonably withheld. No Holder may participate in any underwritten offering hereunder unless such Person (i) agrees to sell its Registrable Securities on the basis provided in any underwriting agreements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such arrangements.


     3. Registration Procedures
        -----------------------

          In connection with the Company's registration obligations hereunder, the Company shall:

               (a) Prepare and file with the Commission within the time period set forth in Section 2 a Registration Statement on Form S-3 in accordance with the method or methods of distribution thereof as specified by the Holders, and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than 5 Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall

          (i) furnish to the Holders, their Special Counsel and any managing underwriters, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, their Special Counsel and such managing underwriters, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the opinion of respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities, their Special Counsel, or any managing underwriters, shall reasonably object in writing on a timely basis.

               (b) (i) Prepare  and file with the  Commission  such  amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective for the applicable time period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as practicable to any comments received from the Commission with respect to the Registration Statement or any amendment thereto; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

               (c) Notify the Holders of Registrable Securities to be sold, their Special Counsel and any managing underwriters immediately (and, in the case of (i)(A) below, not less than 5 days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed and, (B) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) if at any time any of the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
                                        5

               (d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

               (e) If requested by any managing underwriter or the Holders of a majority of the Registrable Securities to be sold in connection with an underwritten offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as such managing underwriters and such Holders reasonably agree should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 3(e) that would, in the opinion of counsel for the Company, violate applicable law.

               (f) Furnish to each Holder, their Special Counsel and any managing underwriters, without charge, at least one executed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

               (g) Promptly deliver to each Holder, their Special Counsel, and any underwriters, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and any underwriters in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

               (h) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders, any underwriters and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder or underwriter requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

               (i) Cooperate with the Holders and any managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such managing underwriters or Holders may request at least two Business Days prior to any sale of Registrable Securities.

               (j) Upon the occurrence of any event contemplated by Section 3(c)(vi), as promptly as practicable, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (k) Use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on each securities exchange or market, if any, on which similar securities issued by the Company are then listed.

               (l) Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions in connection therewith (including those reasonably requested by any managing underwriters and the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and whether or not an underwriting agreement is entered into, (i) make such representations and warranties to such Holders and such underwriters as are customarily made by issuers to underwriters in underwritten public offerings, and confirm the same if and when requested; (ii) obtain and deliver copies thereof to each Holder and the managing underwriters, if any, of opinions of counsel to the Company and updates thereof addressed to each selling Holder and each such underwriter, in form, scope and substance reasonably satisfactory to any such managing underwriters and Special Counsel to the selling Holders covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Special Counsel and underwriters; (iii) immediately prior to the effectiveness of the Registration Statement, and, in the case of an underwritten offering, at the time of delivery of any

          Registrable Securities sold pursuant thereto, obtain and deliver copies to the Holders and the managing underwriters, if any, of "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each selling Holder and each of the underwriters, if any, in form and substance as are customary in connection with underwritten offerings; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders and the underwriters, if any, than those set forth in Section 6 (or such other provisions and procedures acceptable to the managing underwriters, if any, and holders of a majority of Registrable Securities participating in such underwritten offering; and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold, their Special Counsel and any managing underwriters to evidence the continued validity of the representations and warranties made pursuant to clause 3(l)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

               (m) Make available for inspection by the selling Holders, any representative of such Holders, any underwriter participating in any disposition of Registrable Securities, and any attorney or accountant retained by such selling Holders or underwriters, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information in each case requested by any such Holder, representative, underwriter, attorney or accountant in connection with the Registration Statement; provided, however, that any information that is determined in good faith by the Company in writing to be of a confidential nature at the time of delivery of such information shall be kept confidential by such Persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities; (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law; (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person; or (iv) such information becomes available to such Person from a source other than the Company and such source is not bound by a confidentiality agreement.

               (n) Comply with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall cover said 12-month period, or end shorter periods as is consistent with the requirements of Rule 158.

               (o) Provide a CUSIP number for all Registrable Securities, not later than the effective date of the Registration Statement.

               The Company may require each selling Holder to furnish to the Company such information regarding the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

               If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the inclusion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the ownership by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such ownership does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

               Each Purchaser covenants and agrees that (i) it will not offer or sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(c) (ii) the Purchaser and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement and it will promptly inform the company if any of the information supplied by the purchaser for inclusion in the Registration Statement ceases to be correct or omits any information which causes the supplied information to be misleading.

               Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi), such Holder will forthwith discontinue disposition of such Registrable Securities until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

     4.   Liquidated Damages.
          -------------------

          The Company acknowledges and agrees that the Holders will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if the Company fails to fulfill its obligations hereunder and (a) a Registration Statement is not filed with the Commission on or prior to the Filing Date, (b) a Registration Statement is not declared effective by the Commission on or prior to the Effectiveness Date,
     (c) a Registration Statement is filed and declared effective but thereafter ceases to be effective at any time during the Effectiveness Period without being succeeded within 30 days by a subsequent Registration Statement or supplement filed with and declared effective by the Commission.

          Upon the occurrence of an Event, the Company agrees to decrease the Conversion Price applicable to a conversion of Series A Preferred in accordance with Section 5(d) (I) of the Certificate of Designation by two percent (2%) per month for each of the first two months after each Event Date. Commencing on the third month after an Event Date, the two percent (2%) monthly penalty shall be paid to the Holder in cash or stock at the companies option. Such increase in discount and/or payment in cash, as the case may be, shall be paid as liquidated damages, and not as a penalty, to each Holder; provided, that such liquidated damages will, in each case, cease to accrue (subject to the occurrence of another Event) on the date in which the applicable Registration Statement is no longer subject to an order suspending the effectiveness thereof or Proceedings relating thereto or a subsequent Shelf Registration is declared effective.

          The Company shall notify each Holder within ten days of each Event and Event Date. The Company shall pay the liquidated damage due on the Registrable Securities to each Holder of record as at the Event Date on the third Business Day of each month in which such liquidated damages shall accrue by check delivered to the address for notice of such Holder set forth herein.


     5.   Registration Expenses
          ---------------------

               (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Commission. and (B) in compliance with state securities or Blue Sky laws (including, without limitation, disbursements of counsel for the underwriters or Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or Holders of a majority of Registrable Securities may designate, not to exceed a total of $5,000)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and

          Special Counsel for the Holders (subject to the provisions of Section 5(b)), (v) fees and disbursements of all independent certified public accountants referred to in Section 3(1)(iii) (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) Securities Act liability insurance, if the Company so desires such insurance, and
          (vii) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange on which similar securities issued by the Company are then listed.


     6. Indemnification
        ---------------

          (a)  Indemnification by the Company.
               -------------------------------
               The Company shall, notwithstanding termination of this Agreement and without limitation as to time, indemnify and hold harmless each Holder, the officers, directors, agents, brokers, investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the
               officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

          (b)  Indemnification by Holders.
               ---------------------------
               In connection with the Registration Statement, each Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with the Registration Statement or any Prospectus and agrees, jointly and not severally, to indemnify and hold harmless the Company, their directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or such form of prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c)  Conduct of Indemnification Proceedings.
               ---------------------------------------
               If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

               An  Indemnified  Party  shall  have the right to employ  separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

               All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within 10 Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

          (d) Contribution.
              -------------
               If a claim for indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless for any Losses in respect of which this Section would apply by its terms (other than by reason of exceptions provided in this Section), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any attorneys' or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party.

               The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), the Purchaser shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by the Purchaser from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

               The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.


     7. Rule 144
        --------

          The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, they will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales of its securities pursuant to Rule 144. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.


     8. Miscellaneous
        -------------

          (a) Remedies.
              ---------
               In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b) No Inconsistent Agreements.
              ---------------------------
               Except as specifically  set forth in Schedule 3.1 to the Purchase
          Agreement, none of the Company nor any of its subsidiaries has, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as set specifically forth in Schedule 3.1 to the Purchase Agreement, none of the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement.

          (c) Entire Agreement; Amendments.
              -----------------------------
               This Agreement, together with the Exhibits, Annexes and Schedules hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

          (d) Amendments and Waivers.
              -----------------------
               The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least a majority of the then outstanding Registrable Securities; provided, however, that, for the purposes of this sentence, Registrable Securities that are owned, directly or indirectly, by the Company, or an Affiliate of the Company are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (e) Notices.
              --------
               Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received (a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or
          (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

     If to the Company:
                                                 Pipeline Technologies, Inc.
                                                 1001 Kings Avenue
                                                 Jacksonville, FL  32207

                                                 Attn: Timothy Murtaugh



     With copies to:                            --------------------------------

                                                --------------------------------

                                                --------------------------------

                                           Attn:
                                                --------------------------------



     If to the Purchaser:                       --------------------------------

                                                --------------------------------

                                                --------------------------------

                                           Attn:
                                                --------------------------------



     With copies to:                            --------------------------------

                                                --------------------------------

                                                --------------------------------

                                           Attn:
                                                --------------------------------




          (f) Successors and Assigns.
              -----------------------
               This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder.

          (g) Counterparts.
              -------------
               This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

          (h) Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.
              ----------------------------------------------------------------
               This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without regard to principles of conflicts of law. Each of the purchasers and the company hereby irrevocably submits to the jurisdiction of any Colorado state court or any federal court sitting in the State of Colorado collectively, (the "Colorado Courts") in respect of any Proceeding arising out of or relating to this Agreement, and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the Colorado Courts. The Company and each of the purchasers irrevocably waives to the fullest extent it may effectively do so under applicable law any objection that it may now or hereafter have to the laying of the venue of any such Proceeding brought in any Colorado Court and any claim that any such Proceeding brought in any Colorado Court has been brought in an inconvenient forum. Nothing herein shall affect the right of any party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against the company in any other jurisdiction.

          (i) Cumulative Remedies.
              --------------------
               The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          (j) Severability.
              -------------
               If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (k) Headings.
              ---------
               The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (l) Shares held by The Company and its Affiliates.
              ----------------------------------------------
               Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than the Purchaser or transferees or successors or assigns thereof if such Persons are deemed to be Affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                                WALLSTREET RACING STABLES, INC.

                                             By:
                                                 -------------------------------
                                                  Timothy Murtaugh
                                                  President and CEO



                                                 -------------------------------
                                                                     (PURCHASER)

                                             By:
                                                 -------------------------------
                                                 Authorized Signatory

                                       18

                                      -67-